Exhibit 10.9(a)-1

                            MASTER CORPORATE GUARANTY

                                   I. RECITALS

            Reference is made to that certain Credit Agreement of even date herewith (as the same may be amended, restated, modified or supplemented from time to time, the "Credit Agreement") among PEI Holdings, Inc., a Delaware corporation ("Borrower"), the various financial institutions as are, or may from time to time become, parties thereto ("Lenders"), and Bank of America, N.A., as administrative agent for the Lenders ("Agent"). As one of the conditions to providing financial accommodations to Borrower under the Credit Agreement, Lenders have required that Playboy Enterprises, Inc. and each of the domestic subsidiaries of Borrower set forth on the signature pages hereto (together with those additional entities that hereafter become parties by executing signature pages hereof collectively, "Guarantors" and individually a "Guarantor"), guaranty the obligations of Borrower under the Credit Agreement in favor of Agent and Lenders. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

                                  II. GUARANTY

            Therefore, for value received, and in consideration of any loan, advance or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted to Borrower by Agent or any Lender pursuant to the Loan Documents, each Guarantor jointly and severally, as primary obligor, hereby unconditionally guaranties the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of all Obligations (as defined in the Credit Agreement) of Borrower, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, joint or several, now or hereafter existing, or due or to become due, and howsoever owned, held or acquired by Agent or any Lender including without limitation any amounts which would become due but for the operation of the automatic stay under Section 362(a) of Chapter 11 of Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended (the "Bankruptcy Code"), or the operation of Sections 502(b) and 506(b) of the Bankruptcy Code or any other provision of the Bankruptcy Code after the commencement of any Insolvency Proceeding with respect to Borrower, regardless of whether such interest is allowed by the court having jurisdiction over such proceedings (all such indebtedness, liabilities and obligations being hereinafter referred to as "Borrower's Obligations"). Each Guarantor further jointly and severally agrees to pay all reasonable costs and expenses including, without limitation, all court costs and reasonable Attorney Costs paid or incurred by Agent or any Lender in endeavoring to collect all or any part of Borrower's Obligations from, or in prosecuting any action against, any Guarantor.

            Each Guarantor hereby agrees that its obligations under this Master Corporate Guaranty shall be unconditional, irrespective of (i) the validity or enforceability of Borrower's Obligations or any part thereof, or of any Loan Documents, (ii) the absence of any attempt to collect Borrower's Obligations from Borrower or any other guarantor or other action to enforce the same, (iii) the waiver or consent by Agent or any Lender with respect to any provision of any Loan Document, (iv) the failure by Agent to take any steps to perfect and maintain its Lien on, or to preserve its rights to, any security or collateral for Borrower's Obligations, (v) Agent's election, in any proceeding instituted under the Bankruptcy Code of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a Lien by Borrower as debtor-in-possession, under Section 364 of the Bankruptcy Code, (vii) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Agent's or any Lender's claim(s) for repayment of Borrower's Obligations, or
(viii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of Borrower or a guarantor.

            Notwithstanding any provision of this Master Corporate Guaranty to the contrary, it is intended that this Master Corporate Guaranty, and any liens and security interests granted by each Guarantor to secure this Master Corporate Guaranty, not constitute a "Fraudulent Conveyance" (as defined below). Consequently, each Guarantor agrees that if this Master Corporate Guaranty, or any liens or security interests securing this Master Corporate Guaranty, would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Master Corporate Guaranty and each such lien and security interest shall be valid and enforceable only to the maximum extent that would not cause this Master Corporate Guaranty or such lien or security interest to constitute a Fraudulent Conveyance, and this Master Corporate Guaranty shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, "Fraudulent Conveyance" means a fraudulent conveyance under Section 548 of the Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time.

            No payment made by or for the account or benefit of any Guarantor (including, without limitation, (i) a payment made by Borrower in respect of Borrower's Obligations, (ii) a payment made by any Person under any other guaranty of Borrower's Obligations or (iii) a payment made by means of set-off or other application of funds by Agent or any Lender) pursuant to this Master Corporate Guaranty shall entitle any Guarantor, by subrogation or otherwise, to any payment by Borrower or from or out of any property of Borrower, and no Guarantor shall exercise any right or remedy against Borrower or any property of Borrower including, without limitation, any right of contribution or reimbursement by reason of any performance by any Guarantor under this Master Corporate Guaranty, until Borrower's Obligations have been indefeasibly paid in full and the Credit Agreement has been terminated.

            Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of any Insolvency Proceeding of Borrower, protest or notice with respect to Borrower's Obligations and all demands whatsoever, and covenants that this Master Corporate Guaranty will not be discharged, except by complete and irrevocable payment and performance of the obligations and liabilities contained herein or by written agreement among such Guarantor, Agent and Lenders. No notice to any Guarantor or any other party shall be required for Agent, on behalf of Agent and Lenders, to make demand hereunder. Such demand shall constitute a mature and liquidated claim against each Guarantor. Upon the occurrence and during the continuance of any Event of Default, Agent may, at its sole election, proceed directly and at once, without notice, against any Guarantor to collect and recover the full amount or any portion of Borrower's Obligations, without first proceeding against Borrower, any other Person, or any security or collateral for Borrower's Obligations. Subject to


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

compliance with the Intercreditor Agreement and Section 8.03 of the Credit Agreement, Agent shall have the exclusive right to determine the application of payments and credits, if any, from any Guarantor, Borrower, any other Person, or any security or collateral for Borrower's Obligations, on account of Borrower's Obligations or of any other liability of any Guarantor to Agent and Lenders arising hereunder.

            Without limiting the generality, scope or meaning of any of the foregoing or any other provision of the Guaranty, each Guarantor:

            (i) acknowledges that Section 2856 of the California Civil Code authorizes and validates waivers of a guarantor's rights of subrogation and reimbursement and certain other rights and defenses available to such Guarantor under California law;

            (ii) waives all rights of subrogation, reimbursement, indemnification, and contribution and all other rights and defenses that are or may become available by reason of Sections 2787 to 2855, inclusive, of the California Civil Code;

            (iii) waives all rights and defenses arising out of an election of remedies by Lenders, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed such Guarantor's rights of subrogation and reimbursement against Borrower by the operation of Section 580d of the California Code of Civil Procedure or otherwise;

            (iv) waives all rights and defenses that such Guarantor may have because Borrower's debt is secured by real property, which means, among other things, that,

                  (A) Lenders may collect from such Guarantor without first
            foreclosing on any real or personal property collateral pledged by Borrower; and

                  (B) If Lenders foreclose on any real property collateral
            pledged by Borrower:

                        (1) the amount of the debt may be reduced only by the
                  price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and

                        (2) Lenders may collect from such Guarantor even if
                  Lenders, by foreclosing on the real property collateral, have destroyed any right such Guarantor may have to collect from Borrower;

            (v) waives the protections of Nevada's one action rule or NRS
40.430;

            (vi) waives all rights and defenses, if any, now or hereafter arising under the laws of the State of Illinois, which are the same as or similar to the rights and defenses waived as described above.

            These waivers and acknowledgments constitute an unconditional and irrevocable waiver of any rights and defenses any Guarantor may have because Borrower's debt is secured by real property. These rights and defenses include, but are not limited to, any rights or


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

defenses based upon Sections 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

            Agent and Lenders are hereby authorized, without notice or demand to any Guarantor and without affecting or impairing the liability of any Guarantor hereunder, to, from time to time, in compliance with the provisions of the Loan Documents, (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, Borrower's Obligations or otherwise modify, amend or change the terms of any Loan Document, (ii) accept partial payments on Borrower's Obligations, (iii) take and hold collateral for the payment of Borrower's Obligations, or for the payment of this Master Corporate Guaranty, or for the payment of any other guaranties of Borrower's Obligations or other liabilities of Borrower, and exchange, enforce, waive and release any such collateral, (iv) apply such collateral and direct the order or manner of sale thereof as in their sole discretion they may determine, and (v) settle, release, compromise, collect or otherwise liquidate Borrower's Obligations and any collateral therefor in any manner.

            At any time after an Event of Default, Agent and Lenders may, in their sole discretion, without notice to any Guarantor and regardless of the acceptance of any collateral for the payment hereof, appropriate and apply toward payment of Borrower's Obligations (i) any indebtedness due or to become due from Agent or any Lender to any Guarantor and (ii) any moneys, credits or other property belonging to any Guarantor at any time held by or coming into the possession of Agent or any Lender or any Affiliates thereof, whether for deposit or otherwise. Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of Borrower, and any and all endorsers and other guarantors of any Loan Document and of all other circumstances bearing upon the risk of nonpayment of Borrower's Obligations or any part thereof that diligent inquiry would reveal, and each Guarantor hereby agrees that neither Agent nor any Lender shall have any duty to advise any Guarantor of information known to such Agent or Lender regarding such condition or any such circumstances.

            Each Guarantor hereby acknowledges familiarity with Borrower's financial condition and has not relied on any statements by Agent or any Lender in obtaining such information. In the event Agent or any Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Guarantor, neither Agent nor any Lender shall be under any obligation (i) to undertake any investigation with respect thereto, (ii) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such Agent or Lender wishes to maintain confidential or (iii) to make any other or future disclosures of such information, or any other information, to such Guarantor.

            Each Guarantor consents and agrees that neither Agent nor any Lender shall be under any obligation to marshal any assets in favor of any Guarantor or against or in payment of any or all of Borrower's Obligations. Each Guarantor further agrees that, to the extent that Borrower makes a payment or payments to Agent or any Lender, or Agent or any Lender receives any proceeds of Collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to Borrower, its estate, trustee, receiver or any other party, including without limitation any Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, Borrower's Obligations or the part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred, and this Master Corporate Guaranty shall continue to be in existence and in full force and effect, irrespective of whether any evidence of indebtedness has been surrendered or cancelled.

            Each Guarantor also waives all set-offs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Master Corporate Guaranty. Each Guarantor further waives all notices of the existence, creation or incurring of new or additional indebtedness, arising either from additional loans extended to Borrower or otherwise, and also waives all notices that the principal amount, or any portion thereof, or any interest on any Loan Document is due, notices of any and all proceedings to collect from the maker, any endorser or any other guarantor of all or any part of Borrower's Obligations, or from anyone else, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to Agent to secure payment of Borrower's Obligations.

                               III. MISCELLANEOUS

            No delay on the part of Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Agent of any right or remedy shall preclude any further exercise thereof; nor shall any modification or waiver of any of the provisions of this Master Corporate Guaranty be binding upon Agent or Lenders, except as allowed by Section 10.01 of the Credit Agreement or by this Master Corporate Guaranty. Agent's or Lenders' failure at any time or times hereafter to require strict performance by Borrower or any Guarantor of any of the provisions, warranties, terms and conditions contained in any Loan Document shall not waive, affect or diminish any right of Agent and Lenders at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of Agent or any Lender, or its respective agents, officers or employees, unless such waiver is allowed by Section 10.01 of the Credit Agreement or by this Master Corporate Guaranty. No waiver by Agent or any Lender of any default shall operate as a waiver of any other default or the same default on any occasion not explicitly covered by such waiver, and no action by Agent or any Lender permitted hereunder shall in any way affect or impair Agent's or any Lender's rights or the obligations of any Guarantor under this Master Corporate Guaranty (other than a release of such Guarantor pursuant to the terms hereof). Any determination by a court of competent jurisdiction of the amount of any principal or interest owing by Borrower to Agent and Lenders shall be conclusive and binding on each Guarantor irrespective of whether such Guarantor was a party to the suit or action in which such determination was made.

            This Master Corporate Guaranty shall be binding upon each Guarantor and upon the successors and permitted assigns of such Guarantor and shall inure to the benefit of Agent's and each Lender's respective successors and permitted assigns; all references herein to Borrower shall be deemed to include its successors and permitted assigns and all references herein to Agent or any Lender shall be deemed to include its respective successors and permitted assigns. Borrower's successors and permitted assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for Borrower. All references to the singular shall be deemed to include the plural, and vice versa, where the context so requires.

            Wherever possible each provision of this Master Corporate Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Master Corporate Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Master Corporate Guaranty.

            Each Guarantor hereby agrees to be bound by the representations, warranties, and covenants contained in the Credit Agreement applicable to such Guarantor as if it were a party thereto.

            THIS MASTER CORPORATE GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS; PROVIDED, THAT AGENT, GUARANTORS AND LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

            ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS MASTER CORPORATE GUARANTY AND ANY OTHER LOAN DOCUMENTS TO WHICH ANY GUARANTOR IS A PARTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS, LOCATED IN COOK COUNTY, OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF ILLINOIS, AND BY EXECUTION AND DELIVERY OF THIS MASTER CORPORATE GUARANTY, EACH GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS MASTER CORPORATE GUARANTY. EACH GUARANTOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY ILLINOIS LAW. NOTWITHSTANDING THE FOREGOING, AGENT AND LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY GUARANTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

            EACH GUARANTOR WAIVES ITS RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS MASTER CORPORATE GUARANTY, THE OTHER LOAN DOCUMENTS TO WHICH ANY GUARANTOR IS A PARTY, OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT AGAINST ANY GUARANTOR UNDER THIS MASTER CORPORATE GUARANTY OR ANY OTHER LOAN DOCUMENT TO WHICH SUCH GUARANTOR IS A PARTY, WHETHER WITH

RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH GUARANTOR AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH GUARANTOR FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS MASTER CORPORATE GUARANTY AND ANY OTHER LOAN DOCUMENT TO WHICH ANY GUARANTOR IS A PARTY. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS MASTER CORPORATE GUARANTY AND ANY OTHER LOAN DOCUMENT TO WHICH ANY GUARANTOR IS A PARTY.

            Each Guarantor hereby certifies that it has all necessary corporate or limited liability company authority, as applicable, to execute this Master Corporate Guaranty.

            The obligations of each Guarantor are secured by, among other things, that certain Master Security Agreement of even date herewith among each Guarantor and Agent.

            In the event that all of the capital stock of one or more Guarantors is sold, transferred or otherwise disposed of or liquidated in compliance with
Article VII of the Credit Agreement (or such sale or other disposition or liquidation has been approved in writing by the Required Lenders (or all Lenders if required by Section 10.01 of the Credit Agreement)) and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Credit Agreement, to the extent applicable, such Guarantor shall be released from this Master Corporate Guaranty and this Master Corporate Guaranty shall, as to each such Guarantor or Guarantors, terminate and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the capital stock or limited liability company interests of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this paragraph).

            Any other Person (including any new subsidiary of Borrower that is required to become a party to this Master Corporate Guaranty) may become a Guarantor under and become bound by the terms and provisions hereof by executing and delivering to Agent a counterpart signature page hereto substantially in the form of Appendix I hereto.

            This Master Corporate Guaranty and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


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

            IN WITNESS WHEREOF, this Master Corporate Guaranty has been duly executed by each Guarantor this 11th day of March, 2003.


                       ADULTVISION COMMUNICATIONS, INC.
                       AFTER DARK VIDEO, INC.
                       AL ENTERTAINMENT, INC.
                       ALTA LOMA DISTRIBUTION, INC.
                       ALTA LOMA ENTERTAINMENT, INC.
                       CANDLELIGHT MANAGEMENT LLC
                          By: Playboy TV International, LLC, its Sole Member,
                              By: Playboy Entertainment Group, Inc., its Sole
                                  Member
                       CHELSEA COURT HOLDINGS LLC
                          By: Playboy TV International, LLC, its Sole Member,
                              By: Playboy Entertainment Group, Inc., its Sole
                                  Member
                       CLARIDGE ORGANIZATION, LLC
                          By: Playboy TV International, LLC, its Sole Member,
                              By: Playboy Entertainment Group, Inc., its Sole
                                  Member
                       CPV PRODUCTIONS, INC.
                       CYBERSPICE, INC.
                       IMPULSE PRODUCTIONS, INC.
                       INDIGO ENTERTAINMENT, INC.
                       ITASCA HOLDINGS, INC.
                       LAKE SHORE PRESS, INC.
                       LIFESTYLE BRANDS, LTD.
                       MH PICTURES, INC.
                       MYSTIQUE FILMS, INC.
                       PLANET PLAYBOY, INC.
                       PLANET SPICE, INC.
                       PLAYBOY CLUB OF HOLLYWOOD, INC.
                       PLAYBOY CLUB OF NEW YORK, INC.
                       PLAYBOY CLUBS INTERNATIONAL, INC.
                       PLAYBOY CRUISE GAMING, INC.
                       PLAYBOY ENTERTAINMENT GROUP, INC.
                       PLAYBOY GAMING INTERNATIONAL, LTD.
                       PLAYBOY GAMING NEVADA, INC.
                       PLAYBOY GAMING UK, LTD.
                       PLAYBOY JAPAN, INC.
                       PLAYBOY MODELS, INC.


                       By     /s/ Robert Campbell
                              --------------------------------------------------
                       Name:  Robert Campbell
                       Title  Treasurer


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

                       PLAYBOY OF LYONS, INC.
                       PLAYBOY OF SUSSEX, INC.
                       PLAYBOY PREFERRED, INC.
                       PLAYBOY PROPERTIES, INC.
                       PLAYBOY SHOWS, INC.
                       PLAYBOY TV INTERNATIONAL, LLC
                          By: Playboy Entertainment Group, Inc., its Sole Member
                       PRECIOUS FILMS, INC.
                       SPECIAL EDITIONS, LTD.
                       SPICE DIRECT, INC.
                       SPICE ENTERTAINMENT, INC.
                       SPICE INTERNATIONAL, INC.
                       SPICE NETWORKS, INC.
                       SPICE PRODUCTIONS, INC.
                       STEELTON, INC.
                       TELECOM INTERNATIONAL, INC.
                       WOMEN PRODUCTIONS, INC.


                       By     /s/ Robert Campbell
                              --------------------------------------------------
                       Name:  Robert Campbell
                       Title: Treasurer

                       PLAYBOY ENTERPRISES, INC.
                       PLAYBOY ENTERPRISES INTERNATIONAL, INC.


                       By     /s/ Robert Campbell
                              --------------------------------------------------
                       Name:  Robert Campbell
                       Title: Senior Vice President, Treasurer and Strategic
                              Planning

                       SPICE HOT ENTERTAINMENT, INC.
                       SPICE PLATINUM ENTERTAINMENT, INC.


                       By     /s/ James L. English
                              --------------------------------------------------
                       Name:  James L. English
                       Title: President

                       BANK OF AMERICA, N.A.
                         as Agent


                       By  /s/ David A. Johanson
                           -----------------------------------------------------
                       Its Vice President

                     Appendix I to Master Corporate Guaranty

        [Form of Counterpart Signature Page to Master Corporate Guaranty]

            By signing below, [each of] the undersigned becomes a Guarantor under the Master Corporate Guaranty dated as of March __, 2003 in favor of and for the benefit of Bank of America, N.A., as agent for the Lenders (as amended, restated, supplemented or otherwise modified from time to time, the "Master Corporate Guaranty"), to which this signature page is attached and is made a part, and agrees that it is bound by the terms, conditions and obligations thereof and hereby agrees that it makes each of the representations set forth in the Master Corporate Guaranty as of the date set forth below.

                                        [GUARANTOR]

Date:                                   By: ____________________________________
                                        Name:
                                        Title

                                        [GUARANTOR]

Date:                                   By: ____________________________________
                                        Name:
                                        Title


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